SUPPLEMENT NO. 3
ATEL CAPITAL EQUIPMENT FUND VII, L.P.
Supplement dated December 31, 1997 to prospectus dated November 29, 1996 of ATEL Capital Equipment Fund VII, L.P. (the "Fund"). The following is an update to the equipment acquisition summary in the prospectus reflecting all lessees and equipment leased through December 31, 1997. This supplement is to be used in conjunction with Supplement No. 2, dated August 31, 1997.

Chrysler Corporation
Moody's Credit Rating(1).....A3
Lease Financing of ..........Material Handling Equipment
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $982,293
Commencement Date of Lease...October to December 1996

Mobil Business Resources Corp.(8)
Moody's Credit Rating(1).....Aa2
Lease Financing of...........Helicopters
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $1,650,000
Commencement Date of Lease...November 1996

Burlington Northern Santa Fe Corporation(3)
Moody's Credit Rating(1).....Aa1
Lease Financing of...........Locomotives
Lease Term...................13 months
Equipment Cost(2)............Fully Funded: $5,010,960
Commencement Date of Lease...December 1996

General Electric Corporation
Moody's Credit Rating(1).....Aaa
Lease Financing of...........Blow Molding Machine
Lease Term...................2 years
Equipment Cost(2)............Fully Funded: $906,370
Commencement Date of Lease...January 1997

International Paper Company
Moody's Credit Rating(1).....A3
Lease Financing of...........Trackmobile
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $248,952
Commencement Date of Lease...January 1997

Illinois Central Railroad Co.(4)
Moody's Credit Rating(1).....Baa2
Lease Financing of...........Railcars
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $1,610,000
Commencement Date of Lease...January 1997

Cargill, Inc.(4)
Moody's Credit Rating(1).....Aa3
Lease Financing of...........Covered Hopper Railcars
Lease Term...................6 years
Equipment Cost(2)............Fully Funded: $6,534,000
Commencement Date of Lease...January 1997

National Steel Corporation
Moody's Credit Rating(1).....Ba3
Lease Financing of...........CAT Dozer Tractors
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $734,730
Commencement Date of Lease...April 1997

Southern Illinois Railcar Company(4)
Lease Financing of...........Covered Hopper Railcars
Lease Term...................4 years
Equipment Cost(2)............Fully Funded: $462,000
Commencement Date of Lease...January 1997

Minteq International, Inc.
Moody's Credit Rating(1).....BaaCE
Lease Financing of...........Laser Measuring Machine
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $689,350
Commencement Date of Lease...January to March 1997

General Electric Corporation
Moody's Credit Rating(1).....Aaa
Lease Financing of...........Spectrometers
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $306,545
Commencement Date of Lease...March 1997

International Paper Company
Moody's Credit Rating(1).....A3
Lease Financing of...........Loaders
Lease Term...................4 to 6 years
Equipment Cost(2)............Fully Funded: $630,795
Commencement Date of Lease...January to February 1997

General Electric Corporation
Moody's Credit Rating(1).....Aaa
Lease Financing of...........Trackmobile
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $166,602
Commencement Date of Lease...March 1997

Sisseton Milbank Railroad(4)
Lease Financing of...........Covered Hopper Railcars
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $330,000
Commencement Date of Lease...January 1997

Sebastiani Vineyards, Inc.
Lease Financing of...........Wine Barrels
Lease Term...................3 to 5 years
Equipment Cost(2)............Fully Funded: $872,061
Commencement Date of Lease...January 1998

Columbus & Greenville Railroad(4)
Lease Financing of...........Railcars
Lease Term...................16 months
Equipment Cost(2)............Fully Funded: $667,000
Commencement Date of Lease...January 1997

Signature Flight Support Corporation
Lease Financing of...........Fuel Trucks
Lease Term...................11 years
Equipment Cost(2)............Fully Funded: $760,000
Commencement Date of Lease...April 1997

Tarmac America, Inc.(5)
Lease Financing of...........Wheel Loaders
Lease Term...................18 months
Equipment Cost(2)............Fully Funded: $350,000
Commencement Date of Lease...April 1997

National Steel Corporation
Moody's Credit Rating(1).....Ba3
Lease Financing of...........Dozers and Loaders
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $3,666,101
Commencement Date of Lease...July 1997

Sematech, Inc.
Lease Financing of...........Manufacturing Equipment
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $1,303,600
Commencement Date of Lease...October 1997

International Paper Company
Moody's Credit Rating(1).....A3
Lease Financing of...........Material Handling Equipment
Lease Term...................5 Years
Equipment Cost(2)............Fully Funded: $539,438
Commencement Date of Lease...June to July 1997

Omnicom Group, Inc.(6)
Moody's Credit Rating(1).....Baa2
Lease Financing of...........Furniture & Fixtures
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $20,292
Commencement Date of Lease...July 1997

Applied Magnetics Corporation
Lease Financing of...........Manufacturing Equipment
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $4,152,810
Commencement Date of Lease...July 1997

Maxtor Corporation
Lease Financing of...........Test Equipment
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $533,698
Commencement Date of Lease...September 1997

Minteq International, Inc.
Moody's Credit Rating(1).....BaaCE
Lease Financing of...........Research Equipment
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $1,019,585
Commencement Date of Lease...September 1997 to January 1998

National Steel Corporation
Moody's Credit Rating(1).....Ba3
Lease Financing of...........Mining Equipment
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $1,747,828
Commencement Date of Lease...October 1997

Sematech, Inc.
Moody's Credit Rating(1).....BaaCE
Lease Financing of...........Manufacturing Equipment
Lease Term...................3 years
Equipment Cost(2)............Funded: $1,800,000
                             Remaining Lease Commitment: $600,000
Commencement Date of Lease...February 1998

International Paper Company
Moody's Credit Rating(1).....A3
Lease Financing of...........Knuckle Boom Wheel Loaders
Lease Term...................4 to 5 years
Equipment Cost(2)............Fully Funded: $926,964
Commencement Date of Lease...September to October 1997

NVR, Inc.
Moody's Credit Rating(1).....B2
Lease Financing of...........Manufacturing Equipment
Lease Term...................7 years
Equipment Cost(2)............Fully Funded: $591,046
Commencement Date of Lease...August to October 1997

Consolidated Rail Corporation
Moody's Credit Rating(1).....Aa1
Lease Financing of...........Intermodal Containers & Chassis
Lease Term...................7 Years
Equipment Cost(2)............Fully Funded: $3,314,000
Commencement Date of Lease...September to November 1997

U.K. Local Authorities(7)
Moody's Credit Rating(1).....BaaCE
Lease Financing of...........Vehicles & Sanitation Trucks
Lease Term...................30 to 66 months
Equipment Cost(2)............Fully Funded: $5,381,076
Commencement Date of Lease...September 1997

International Paper Company
Moody's Credit Rating(1).....A3
Lease Financing of...........Rail Log Cars
Lease Term...................51 months
Equipment Cost(2)............Fully Funded: $5,624,724
Commencement Date of Lease...October 1997

NVR, Inc.
Moody's Credit Rating(1).....B2
Lease Financing of...........Manufacturing Equipment
Lease Term...................7 years
Equipment Cost(2)............Fully Funded: $137,921
Commencement Date of Lease...November 1997

U.K. Local Authorities(9)
Moody's Credit Rating(1).....BaaCE
Lease Financing of...........Sanitation & Maintenance Vehicles
Lease Term...................29 to 113 months
Equipment Cost(2)............Fully Funded: $28,811,289
Commencement Date of Lease...October 1997

Archer Daniels Midland
Lease Financing of...........Tank Cars
Lease Term...................Various
Equipment Cost(2)............Lease Commitment: $42,875
Commencement Date of Lease...January 1998

Kraft Foods, Inc.
Moody's Credit Rating(1).....A2
Lease Financing of...........Office Equipment
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $549,980
Commencement Date of Lease...November 1997 to January 1998

TASC, Inc.
Lease Financing of...........Office Equipment
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $943,976
Commencement Date of Lease...October 1997 to January 1998

Mobil Business Resources Corp.(8)
Moody's Credit Rating(1).....Aa2
Lease Financing of...........Helicopter
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $1,160,000
Commencement Date of Lease...October 1997

A.P. Moller (Maersk)
Lease Financing of...........Intermodal Containers
Lease Term...................52 months
Equipment Cost(2)............Fully Funded: $2,280,100
Commencement Date of Lease...January 1998

Sierra Pacific Power Company & Idaho Power Company
Moody's Credit Rating(1).....A2
Lease Financing of...........Coal Hopper Rail Cars
Lease Term...................67 months
Equipment Cost(2)............Fully Funded: $2,600,000
Commencement Date of Lease...December 1997

Ultrabeam Lithography, Inc.(10)
Lease Financing of...........Manufacturing Equipment
Lease Term...................4 years
Equipment Cost(2)............Fully Funded: $330,995
Commencement Date of Lease...December 1997 to January 1998

Applied Magnetics Corporation
Lease Financing of...........Office Equipment
Lease Term...................60 to 63 months
Equipment Cost(2)............Fully Funded: $7,975,841
Commencement Date of Lease...December 1997 to January 1998

Atmel Corporation
Lease Financing of...........Manufacturing Equipment
Lease Term...................8 years
Equipment Cost(2)............Fully Funded: $4,114,596
Commencement Date of Lease...January 1998

Blue Star Line, Ltd.
Lease Financing of...........Intermodal Containers
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $3,573,462
Commencement Date of Lease...January 1998

Mobil Oil Corporation
Moody's Credit Rating(1).....Aa2
Lease Financing of...........Wheel Loader
Lease Term...................3 years
Equipment Cost(2)............Fully Funded: $92,773
Commencement Date of Lease...January 1998

Far East Shipping Company
Lease Financing of...........Intermodal Containers
Lease Term...................75 months
Equipment Cost(2)............Fully Funded: $2,257,299
Commencement Date of Lease...January 1998

Kraft Foods, Inc.
Moody's Credit Rating(1).....A2
Lease Financing of...........Furniture & Fixtures
Lease Term...................7 years
Equipment Cost(2)............Fully Funded: $1,154,439
Commencement Date of Lease...November 1997 to January 1998

U.K. Local Authorities(9)
Moody's Credit Rating(1).....BaaCE
Lease Financing of...........Medical Equipment
Lease Term...................25 to 81 months
Equipment Cost(2)............Fully Funded: $8,014,488
Commencement Date of Lease...October 1997

Grand Truck Western Railroad, Inc.(11)
Moody's Credit Rating(1).....A3
Lease Financing of...........Boxcars
Lease Term...................2 years
Equipment Cost(2)............Fully Funded: $3,342,139
Commencement Date of Lease...January 1998

Dole Fresh Fruit Company
Moody's Credit Rating(1).....Baa2
Lease Financing of...........Intermodal Containers
Lease Term...................44 months
Equipment Cost(2)............Fully Funded: $3,876,170
Commencement Date of Lease...January 1998

Nippon Yusen Kaisha, Ltd. (NYK Line)
Moody's Credit Rating(1).....Baa3
Lease Financing of...........Intermodal Containers
Lease Term...................8 years
Equipment Cost(2)............Fully Funded: $8,715,760
Commencement Date of Lease...January 1998

National Steel Corporation
Moody's Credit Rating(1).....Ba3
Lease Financing of...........Crane & Wheeel Loader
Lease Term...................4 years
Equipment Cost(2)............Fully Funded: $861,344
Commencement Date of Lease...January 1998

Omnicom Group, Inc.
Moody's Credit Rating(1).....Baa1
Lease Financing of...........Office Furniture
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $1,007,401
Commencement Date of Lease...January 1998

Kawasaki Kisen Kaisha, Ltd. (K-Line)
Lease Financing of...........Intermodal Containers
Lease Term...................52 months
Equipment Cost(2)............Fully Funded: $2,614,728
Commencement Date of Lease...January 1998

Xerox Corporation
Moody's Credit Rating(1).....A2
Lease Financing of...........Manufacturing Equipment
Lease Term...................5 years
Equipment Cost(2)............Fully Funded: $3,521,046
Commencement Date of Lease...January 1998

Signature Flight Support Corporation
Lease Financing of...........Fuel Trucks
Lease Term...................8 to 11 years
Equipment Cost(2)............Fully Funded: $620,000
Commencement Date of Lease...January 1998

Ultratech Stepper, Inc.
Lease Financing of...........Manufacturing Equipment
Lease Term...................4 years
Equipment Cost(2)............Lease Commitment: $2,701,665
Commencement Date of Lease...April 1998

Triad International(3)
Lease Financing of...........Aircraft Maintenance Equipment
Lease Term...................6 to 8 months
Equipment Cost(2)............Lease Commitment: $529,131
Commencement Date of Lease...December 1997

Burlington Northern Santa Fe Corporation
Lease Financing of...........Locomotives
Lease Term...................7 months
Equipment Cost(2)............Lease Commitment: $16,362,000
Commencement Date of Lease...January 1998

Riceland Foods
Lease Financing of...........Tank Cars
Lease Term...................4 months
Equipment Cost(2)............Lease Commitment: $130,032
Commencement Date of Lease...January 1998

Morton's Restaurants, Inc.
Lease Financing of...........Furniture & Fixtures
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $2,200,000
Commencement Date of Lease...January 1998

TASC, Inc.
Lease Financing of...........Office Equipment
Lease Term...................3 years
Equipment Cost(2)............Lease Commitment: $298,235
Commencement Date of Lease...January 1998 to April 1998

Signature Flight Support Corporation
Lease Financing of...........Aviation
Lease Term...................8 years
Equipment Cost(2)............Lease Commitment: $348,211
Commencement Date of Lease...April 1998

Ultratech Stepper, Inc.
Lease Financing of...........Manufacturing Equipment
Lease Term...................4 years
Equipment Cost(2)............Lease Commitment: $938,600
Commencement Date of Lease...April 1998

PVS Technologies
Lease Financing of...........Tank Cars
Lease Term...................Various
Equipment Cost(2)............Lease Commitment: $672,388
Commencement Date of Lease...January 1998

Signature Flight Support Corporation
Lease Financing of...........Aviation
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $681,624
Commencement Date of Lease...January 1998

Great Salt Lake Minerals
Lease Financing of...........Tank Cars
Lease Term...................9 to 20 months
Equipment Cost(2)............Lease Commitment: $481,261
Commencement Date of Lease...January 1998

Stater Brothers Markets
Moody's Credit Rating(1).....B1
Lease Financing of...........Furniture & Fixtures
Lease Term...................2 months
Equipment Cost(2)............Lease Commitment: $13,643
Commencement Date of Lease...December 1997

Danskin(3)
Lease Financing of...........Textile Manufacturing Equipment
Lease Term...................7 to 18 months
Equipment Cost(2)............Lease Commitment: $179,077
Commencement Date of Lease...December 1997

GM Powertrain
Moody's Credit Rating(1).....A3
Lease Financing of...........Forklifts
Lease Term...................18 months
Equipment Cost(2)............Lease Commitment: $352,520
Commencement Date of Lease...December 1997

Pioneer Chlor Alkali
Lease Financing of...........Tank Cars
Lease Term...................15 to 60 months
Equipment Cost(2)............Lease Commitment: $1,614,144
Commencement Date of Lease...January 1998

Tarmac America, Inc.
Moody's Credit Rating........Ba3
Lease Financing of...........Barges
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $7,335,250
Commencement Date of Lease
January 1998

Koppers Industries
Moody's Credit Rating(1).....B1
Lease Financing of...........Tank Car
Lease Term...................Various
Equipment Cost(2)............Lease Commitment: $5,400
Commencement Date of Lease...January 1998

Kraft Foods, Inc.
Moody's Credit Rating(1).....A2
Lease Financing of...........Furniture & Fixtures
Lease Term...................7 years
Equipment Cost(2)............Lease Commitment: $797,339
Commencement Date of Lease...January 1998

Farmland Hydro, L.P.
Lease Financing of...........Tank Cars
Lease Term...................16 months
Equipment Cost(2)............Lease Commitment: $370,808
Commencement Date of Lease...January 1998

Anchor Glass
Moody's Credit Rating(1).....B1
Lease Financing of...........Computer Equipment
Lease Term...................20 months
Equipment Cost(2)............Lease Commitment: $404,994
Commencement Date of Lease...October 1997

Sebastiani Vineyards
Lease Financing of...........Food Processing
Lease Term...................Various
Equipment Cost(2)............Lease Commitment: $223,765
Commencement Date of Lease...January 1998 to April 1998

Seaboard Trading
Lease Financing of...........Tank Cars
Lease Term...................22 months
Equipment Cost(2)............Lease Commitment: $622,515
Commencement Date of Lease...January 1998

Wisconsin Packing
Lease Financing of...........Forklifts
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $91,850
Commencement Date of Lease...February 1995

National Steel Corporation
Moody's Credit Rating(1).....Ba3
Lease Financing of...........Mining Equipment
Lease Term...................4 years
Equipment Cost(2)............Lease Commitment: $867,082
Commencement Date of Lease...April 1998

Wayne Farms
Lease Financing of...........Agricultural Equipment
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $64,686
Commencement Date of Lease...January 1994

PCS Phosphate
Lease Financing of...........Tank Cars
Lease Term...................25 months
Equipment Cost(2)............Lease Commitment: $175,000
Commencement Date of Lease...January 1998

Alliant Techsystems
Lease Financing of...........Test Equipment
Lease Term...................36 months
Equipment Cost(2)............Lease Commitment: $138,505
Commencement Date of Lease...September 1995 to  May 1996

Anchor Glass
Lease Financing of...........Packaging Equipment
Lease Term...................53 to 56 months
Equipment Cost(2)............Lease Commitment: $371,282
Commencement Date of Lease...November 1993

Avon Products
Lease Financing of...........Office Equipment
Lease Term...................3 years
Equipment Cost(2)............Lease Commitment: $29,415
Commencement Date of Lease...June 1996

Consolidated Diesel
Lease Financing of...........Machine Tools & Office Equipment
Lease Term...................3 years
Equipment Cost(2)............Lease Commitment: $30,858
Commencement Date of Lease...November 1995 to March 1996

Rencoal(3)
Lease Financing of...........Trucks
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $805,181
Commencement Date of Lease...January 1994

Danskin(3)
Lease Financing of...........Manufacturing Equipment
Lease Term...................2 years
Equipment Cost(2)............Lease Commitment: $76,640
Commencement Date of Lease...January 1997

Empire Blue Cross
Lease Financing of...........Furniture
Lease Term...................6 years
Equipment Cost(2)............Lease Commitment: $696,766
Commencement Date of Lease...March 1995

Exel Logistics
Lease Financing of...........Transportation Equipment
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $133,947
Commencement Date of Lease...April 1993

Hartz Foods
Lease Financing of...........Refrigeration Units
Lease Term...................4 years
Equipment Cost(2)............Lease Commitment: $18,422
Commencement Date of Lease...October 1994

Henry General Hospital
Lease Financing of...........Imaging Equipment
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $185,700
Commencement Date of Lease...June 1996

Hughes Network Systems
Lease Financing of...........Communications Equipment
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $97,237
Commencement Date of Lease...September 1993

Hyplains Beef
Lease Financing of...........Agricultural/Food Processing
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $1,364,007
Commencement Date of Lease...November 1993

IBM Corporation
Lease Financing of...........Stereolithography Equipment
Lease Term...................3 years
Equipment Cost(2)............Lease Commitment: $30,026
Commencement Date of Lease...August 1995

International Rectifier
Lease Financing of...........Manufacturing Equipment
Lease Term...................4 to 5 years
Equipment Cost(2)............Lease Commitment: $589,829
Commencement Date of Lease...March 1993- to October 1993

ITO Corporation
Lease Financing of...........Forklifts
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $240,488
Commencement Date of Lease...March 1994 to July 1995

Louisiana Worker
Lease Financing of...........Office Equipment
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $2,199
Commencement Date of Lease...February 1994

Maxtor
Lease Financing of...........Test Equipment
Lease Term...................2 years
Equipment Cost(2)............Lease Commitment: $241,310
Commencement Date of Lease...July 1996

North American Chemical
Lease Financing of...........Manufacturing Equipment
Lease Term...................3 years
Equipment Cost(2)............Lease Commitment: $18,809
Commencement Date of Lease...June 1995 to July 1996

Pentagon Systems
Lease Financing of...........Electronic Equipment
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $106,842
Commencement Date of Lease...December 1995

PlasmaQuest
Lease Financing of...........Computer
Lease Term...................1 year
Equipment Cost(2)............Lease Commitment: $6,406
Commencement Date of Lease...September 1997

Ralph's Grocery
Lease Financing of...........Forklifts
Lease Term...................56 months
Equipment Cost(2)............Lease Commitment: $275,385
Commencement Date of Lease...July 1993

Rose Acres Farms
Lease Financing of...........Agricultural Equipment
Lease Term...................82 months
Equipment Cost(2)............Lease Commitment: $185,461
Commencement Date of Lease...June 1992

Sarif, Inc.(3)
Lease Financing of...........Manufacturing Equipment
Lease Term...................28 months
Equipment Cost(2)............Lease Commitment: $224,702
Commencement Date of Lease...September 1997

Smitty's Super Valu
Lease Financing of...........Grocery FF&E
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $451,861
Commencement Date of Lease...April 1993

Southern Pacific Railroad
Lease Financing of...........Locomotives
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $795,316
Commencement Date of Lease...October 1993

South West Health Center
Lease Financing of...........Medical Equipment
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $13,000
Commencement Date of Lease...February 1993

Thompson Pipe & Steel
Lease Financing of...........Office Equipment
Lease Term...................4 years
Equipment Cost(2)............Lease Commitment: $31,918
Commencement Date of Lease...February 1994

Thomson Saginaw Ball Screw Co.
Lease Financing of...........Machine Tools
Lease Term...................5 years
Equipment Cost(2)............Lease Commitment: $488,917
Commencement Date of Lease...May 1994

Triad International Maintenance Corp.
Lease Financing of...........Maintenance Equipment
Lease Term...................7 years
Equipment Cost(2)............Lease Commitment: $424,993
Commencement Date of Lease...March 1998

Wagner College
Lease Financing of...........Office Equipment
Lease Term...................2 years
Equipment Cost(2)............Lease Commitment: $91,951
Commencement Date of Lease...July to September 1998

----------------------------------------------------------------------

ATEL Capital Equipment Fund VII, L.P.
Total Equipment Cost(as of December 31, 1997)
Funded to Date:..............$142,088,567
Commitments to be Funded:.....$47,653,407(12)
Total Cost:..................$189,741,974

----------------------------------------------------------------------

(1) Credit rating as listed by Moody's Investor Services as of the date of this report. "N/R" signifies that either the company has no public debt or has not been issued a rating. "BaaCE" indicates a credit equivalent of Baa or better as determined by the General Partner. The credit rating of guaranteed Leases is that of the Guarantor.

(2) The "equipment cost" for each of the Fund's lease transactions may reflect a fully funded acquisition, a partially funded commitment or a lease commitment which has not yet been funded. Transactions for which the equipment cost is characterized as "fully funded" reflect the actual amount invested in the transaction as of the date hereof, and no further funding is anticipated for these transactions. The equipment cost for partially funded transactions is described by the remaining lease commitment and the amount actually funded as of the date hereof. For transactions which have not yet been funded, the equipment cost reflects only the lease commitment. For those leases which are not fully funded as of the date hereof, the amount of the lease commitment and the stated range of commencement dates of the lease represent the Fund Manager's best estimate as to the ultimate size and timing of the transaction, based on the Fund's lease commitment to the lessee, its discussions with the lessee regarding funding requirements and timing, the current and anticipated availability of Fund capital and other factors. There can be no assurance, however, that any portion of a transaction which has not yet been funded will be completed as described.

(3) Purchase price escrowed due to lessee credit rating.

(4) Part of a portfolio managed by MRX Corporation. Lease term represents the remaining months of the existing lease contract.

(5) Co-lessee with Tarmac Mid-Atlantic, Inc. and Tarmac Florida, Inc. Lease is guaranteed by Tarmac PLC.

(6) Guaranteed by Omnicon Group, Inc. Actual Lessees are various subsidiaries of OmnicomGroup, Inc..

(7) A portfolio purchased from Hambros Vendor Finance Limited. Lease term represents the remaining months of the existing lease contracts.

(8) Guaranteed by Mobil Corporation

(9) A portfolio purchased from Hastings Leasing Limited. Lease term represents the remaining months of the existing lease contracts.

(10) Guaranteed by Ultratech Stepper, Inc.

(11) Guaranteed by Canadian National Railway Company

(12) Includes rail cars totaling $381,939 not currently on lease which were part of a purchased lease portfolio.

Note: Some lessees may be a portion of acquired portfolios of leases.


Status of the Offering
As of December 31, 1997, the Fund had received and accepted subscriptions for 6,716,846 units for total subscriptions in the amount of $67,168,460. As of this date, the Fund had committed all of such proceeds to equipment costs, offering and organization expenses and capital reserves.